UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2008

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 East Missouri Avenue, Suite 400

Phoenix, Arizona 85012

(Address of principal executive offices, Zip code)

(602) 265-9200

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2008, CSK Auto Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with O’Reilly Automotive, Inc., a Missouri corporation (“O’Reilly”) and OC Acquisition Company, a Delaware corporation and an indirect wholly-owned subsidiary of O’Reilly (“Purchaser”). Pursuant to the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) to acquire each outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”), in exchange for (i) between 0.3673 and 0.4285 of a share of O’Reilly common stock and (ii) $1.00 in cash, without interest and less any applicable withholding taxes. The Offer expired at 12:00 p.m. midnight, New York City time, on July 10, 2008. On July 11, 2008, Purchaser accepted for payment all shares of Company Common Stock that were tendered and not withdrawn prior to the expiration of the Offer and Purchaser was merged with and into the Company in a “short form” merger (the “Merger”) pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), with the Company surviving as an indirect wholly-owned subsidiary of O’Reilly. In the Merger, each share of Company Common Stock outstanding immediately prior to the Merger (other than shares of Company Common Stock held in the Company’s treasury or beneficially owned by CSK, O’Reilly or any of its subsidiaries or for which appraisal rights have been perfected) was canceled and converted into the right to receive (i) 0.4285 of a share of O’Reilly common stock and (ii) $1.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the New York Stock Exchange (“NYSE”). Accordingly, on July 11, 2008, the Company requested that NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 thereby effecting the delisting of the Company’s shares of common stock from NYSE and the deregistration of the Company’s shares of common stock under the Exchange Act. The Company will also file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01.	Change in Control of the Registrant.

Pursuant to the Merger Agreement, Purchaser commenced the Offer to acquire all of the outstanding shares of Company Common Stock. The Offer expired at 12:00 p.m. midnight, New York City time, on July 10, 2008, at which time a total of 38,092,340 shares of Company Common Stock were validly tendered in the Offer and not withdrawn (not including 2,903,556 shares delivered through notices of guaranteed delivery). The consideration paid in exchange for each tendered share of Company Common Stock was equal to 0.4285 of a share of O’Reilly common stock and $1.00 in cash. Together with the shares Purchaser previously owned, upon accepting the shares of Company Common Stock for exchange, O’Reilly owns 40,246,268 shares of Company Common Stock, or approximately 90.5% of the issued and outstanding shares of shares of Company Common Stock. As a result of the Merger, all publicly held shares of Company Common Stock (other than shares of Company Common Stock held in the Company’s treasury or beneficially owned directly or indirectly by the Company or O’Reilly or for which appraisal rights have been perfected) were canceled and converted into the right to receive the Merger Consideration. Following the Merger, the Company became an indirect wholly-owned subsidiary of O’Reilly.

In connection with the Offer and the Merger, O’Reilly entered into an asset-based senior secured credit facility in the amount of approximately $1.3 billion with Bank of America, N.A., Lehman Commercial Paper Inc. and Lehman Brothers Commercial Bank.

On July 11, 2008, O’Reilly issued a press release announcing completion of the Offer and the Merger. A copy of this press release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following Purchaser’s acceptance for payment of all of the shares of the Company common stock tendered in the offer, all of the Company’s directors resigned except Charles K. Marquis and Charles J. Philippin and Gregory L. Henslee, David O’Reilly and Thomas G. McFall were appointed directors of the Company effective on July 11, 2008. Upon consummation of the merger, the newly appointed directors continued and Messrs. Marquis and Philippin no longer are directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger, Purchaser’s certificate of incorporation, as in effect immediately prior to the Effective Time, continued as the certificate of incorporation of the surviving corporation, except that Article I was amended as follows: “The name of the Corporation is CSK Auto Corporation.” A copy of the amended and restated certificate of incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, pursuant to the Merger Agreement, upon consummation of the Merger, the bylaws of Purchaser, as in effect immediately prior to the Effective Time, continued as the bylaws of the surviving corporation, except that the bylaws were amended to reflect that the name of the surviving corporation is “CSK Auto Corporation.” A copy of the amended bylaws of the Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of CSK Auto Corporation, dated July 11, 2008.

3.2	Amended Bylaws of CSK Auto Corporation, dated July 11, 2008.

99.1	Press Release of O’Reilly Automotive, Inc., dated July 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK AUTO CORPORATION

By:	/s/ Randi Val Morrison
Name:	Randi Val Morrison
Title:	Senior Vice President, General Counsel and Secretary

Date: July 11, 2008

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of CSK Auto Corporation, dated July 11, 2008.

3.2	Amended and Restated Bylaws of CSK Auto Corporation, dated July 11, 2008.

99.1	Press Release of O’Reilly Automotive, Inc., dated July 11, 2008.